• • Fourth Quarter & Full Year 2022 Results March 15, 2023 • Completed 2022 strategic objectives, including advancing key design, licensing, supply chain, and manufacturing initiatives • Secured first international customer, Romania’s RoPower Nuclear S.A. • Submitted second Standard Design Approval application to the U.S. Nuclear Regulatory Commission for the VOYGR™-6 SMR power plant, with an uprate to a 77 MWe module that will support the capacity needs for a wider range of customers • Strong balance sheet featuring cash, cash equivalents and short-term investments of $267.7 million, and no debt In 2022, we delivered on all our near-term objectives – including securing another committed customer – and made meaningful strides on initiatives critical to the commercial and operational readiness of NuScale’s VOYGR™-6 small modular nuclear reactor (SMR) power plant. As the only SMR design certified by the U.S. Nuclear Regulatory Commission, NuScale is well positioned to meet the rising demand from governments, utilities, and industrial businesses for a safe, cost-competitive, and carbon-free power solution. JOHN HOPKINS President and Chief Executive Officer

Fourth Quarter 2022 Results 2 BUSINESS UPDATE HIGHLIGHTS • Secured Romania’s RoPower as NuScale’s first international committed customer and commenced the first phase of Front-End Engineering and Design (FEED) work for in-depth project and site planning. This success builds on NuScale’s continued momentum with its first committed customer, the Carbon Free Power Project (CFPP) in the U.S. • Progressed NuScale’s commercial design readiness with completion of Standard Plant Design and submission of second Standard Design Approval application to the U.S. Nuclear Regulatory Commission for the VOYGR™-6 SMR power plant. The uprate to a 77 MWe module will support the capacity needs for a wider range of customers. • Advanced manufacturing and supply chain preparedness through new agreements with Framatome to design fuel handling equipment and fuel storage racks for VOYGR SMR power plants and with Doosan Enerbility in placing a long-lead material production order for the upper reactor pressure vessels including heavy forgings, steam generator tubes, and weld material. • Furthered efforts to power the global energy transition through key partnerships. NuScale joined a research collaboration with Shell Global Solutions and others to assess the use of a NuScale VOYGR SMR power plant in supporting clean hydrogen production; also joined the United Nations 24/7 Carbon-Free Energy Compact. • Identified strategic priorities for 2023 that will support the continued growth of NuScale’s business and readiness for delivery of the first NuScale Power Module™ in 2028. FINANCIAL UPDATE Strong balance sheet with cash, cash equivalents and short-term investments of $267.7 million, and no debt. Revenue of $3.4 million and net loss of $47.2 million for the three-month period ended December 31, 2022, compared to revenue of $1.5 million and a net loss of $28 million for the same period in 2021. Revenue of $11.8 million and a net loss of $141.6 million for the twelve-month period ended December 31, 2022, compared to revenue of $2.9 million and a net loss of $102.5 million for the same period in 2021. Fully diluted share count of 259.2 million shares as of December 31, 2022, is comprised of 69.3 million shares of Class A Common Stock outstanding, 157.1 million shares of Class A Common Stock issuable upon the exchange of NuScale LLC Class B Units, 30.7 million shares of Class A Common Stock issuable upon the exercise of outstanding stock options and warrants, and 2.1 million time-based awards that vest between one and three years. Expected higher cash usage in 2023 than previously anticipated, with contributing factors including: below anticipated fiscal year 2023 U.S. Department of Energy (DOE) cost share appropriations that the company is seeking to recoup in fiscal year 2024, the delay of customer progress payments while maintaining delivery schedule, and an increase in R&D expense driven by inflation and added workscope to mitigate risk and ensure delivery execution. For 2023, this equates to an anticipated negative operating cash flow range of $102 million to $142 million. CONFERENCE CALL NuScale will host a conference call at 5:00 p.m. Eastern Time on Wednesday, March 15, 2023, which will be webcast live and can be accessed at https://www.nuscalepower.com/en/investors/events. The call will also be accessible by telephone at (888) 550-5460 (U.S./Canada). The conference ID is 434725. A replay of the webcast will be available for 30 days. A replay of the call will be available by telephone for one week.

Fourth Quarter 2022 Results 3 ABOUT NUSCALE POWER CORPORATION NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking VOYGR™ SMR plants are powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well- positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. Founded in 2007, NuScale is headquartered in Portland, Ore. To learn more, visit NuScale Power’s website or follow us on Twitter, Facebook, LinkedIn, Instagram and YouTube. CONTACTS Investor and Media Contacts Investor inquiries: Scott Kozak, NuScale Power skozak@nuscalepower.com Media inquiries: Diane Hughes, NuScale Power media@nuscalepower.com

Fourth Quarter 2022 Results 4 Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics, public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives; risks related to provisions of our convertible preferred stock; and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors (a) set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s prospectus dated and filed with the U.S. Securities and Exchange Commission (“SEC”) on July 1, 2022, which is part of the registration statement on Form S-1 declared effective by the SEC on June 30, 2022, in the section entitled “Risk Factors,” (b) set forth in the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company quarterly report on Form 10-Q filed with the SEC on August 12, 2022, and under similar headings in subsequent filings with the SEC, and (c) associated with companies like the Company that operate in the energy industry. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events.

Fourth Quarter 2022 Results 5 NuScale Power Corporation Summary of Financials * (in thousands) Summary of Income Statement Data Three Months Ended December 31, 12 Months Ended December 31, 2022 2021 2022 2021 Revenue 3,438 1,529 11,804 2,862 Net Loss (47,190) (28,047) (141,573) (102,493) Summary of Balance Sheet Data December 31, 2022 December 31, 2021 Total Assets 348,635 121,197 Total Liabilities 71,548 52,799 Total Stockholders, Mezzanine and Members' Equity 277,087 68,398 Summary of Statement of Cash Flows 12 Months Ended December 31, 2022 2021 Operating Cash Flows (148,609) (99,162) Investing Cash Flows (52,332) (1,952) Financing Cash Flows 368,064 173,344